Other operating items	12 Months Ended
Dec. 31, 2019
Other Operating Gains (Losses) [Abstract]
Other operating items
Other operating items
Other operating items comprise the following:

(In US$ millions)	2019	2018	2017
Loss on impairment of goodwill	—	(3.2)	—
Revaluation of contingent consideration	0.7	—	89.9
Gain on sale of assets	—	—	0.8
Total	0.7	(3.2)	90.7

During the year ended December 31, 2018, we recognized a loss on impairment of goodwill following early adoption of ASU 2017-04, Intangibles. For further information refer to Note 3 - ''Recent accounting standards''.
There was a gain on revaluation of contingent consideration of $0.7 million for the year ended December 31, 2019 and $89.9 million for the year ended December 31, 2017. These gains resulted from a decrease in the fair value of contingent liabilities to Seadrill relating to the purchase of the West Polaris in 2015.